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                                                                   EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed registration statements on Form S-8 (File No. 33-70342) and Form S-8 (File No. 33-63752).

Arthur Andersen LLP


Las Vegas, Nevada
June 26, 2000


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